UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-01236

Deutsche DWS Market Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2022

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

April 30, 2022
Semiannual Report
to Shareholders
DWS Global Income Builder Fund

Contents
4	Letter to Shareholders
5	Performance Summary
9	Portfolio Management Team
10	Portfolio Summary
12	Investment Portfolio
37	Statement of Assets and Liabilities
39	Statement of Operations
40	Statements of Changes in Net Assets
41	Financial Highlights
46	Notes to Financial Statements
63	Information About Your Fund’s Expenses
65	Liquidity Risk Management
66	Advisory Agreement Board Considerations and Fee Evaluation
70	Account Management Resources
72	Privacy Statement
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2	|	DWS Global Income Builder Fund

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest-rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increased volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
DWS Global Income Builder Fund	|	3

Letter to Shareholders
Dear Shareholder:
While 2022 began with a moderately positive outlook for the economy given good corporate earnings and continued support from central banks, that shifted in late February as a result of escalating tensions between Russia and Ukraine, leading to a major conflict and subsequently a war. The attack on Ukraine has created an incredible humanitarian crisis as well as an economic and geopolitical emergency. At the time of this letter, our portfolio managers are focused on continuously assessing risks and forming opinions on the impact of this crisis on inflation, global trade, and the future of the world economy. As the current situation changes each day there is great uncertainty, and as such, we expect volatility to remain high until this conflict is resolved.
Our CIO Office expects that decisive interventions by central banks and other authorities will help ease current stress on financial systems. We also expect that the U.S. Federal Reserve (the “Fed” ) will remain on its course to fight increasing inflation expectations by increasing the key interest rates several times over the course of the year. Even more than the Fed, we believe that the European Central Bank (the “ECB” ) will focus on fighting recession and financial security risks as an immediate priority by continuing to monitor the impact of higher energy prices and dependencies on Russian gas imports. This may delay ECB changes to the net asset purchasing program. Our view is that the scope and pace of a future recovery from the resolution of the Ukraine crisis is likely to remain uneven among regions, asset classes and investment sectors.
In our view, the current market environment is one that underscores the value and importance of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office, which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world, makes an important difference in executing strategic and tactical decisions for the DWS Funds. As always, thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,
Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.
4	|	DWS Global Income Builder Fund

Performance Summary	April 30, 2022 (Unaudited)
Class A	6-Month ‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/22
Unadjusted for Sales Charge	–9.45%	–5.87%	5.37%	5.69%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–14.66%	–11.28%	4.12%	5.07%
MSCI All Country World Index†	–11.63%	–5.44%	9.46%	9.21%
Blended Index 60/40††	–10.65%	–6.48%	6.50%	6.56%
Bloomberg U.S. Universal Index†††	–9.57%	–8.57%	1.37%	2.07%
Average Annual Total Returns as of 3/31/22 (most recent calendar quarter end)
Unadjusted for Sales Charge		2.78%	6.85%	6.42%
Adjusted for the Maximum Sales Charge (max 5.75% load)		–3.13%	5.59%	5.79%
MSCI All Country World Index†		7.28%	11.64%	10.00%
Blended Index 60/40††		2.74%	8.16%	7.23%
Bloomberg U.S. Universal Index†††		–4.23%	2.31%	2.57%
Class C	6-Month ‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/22
Unadjusted for Sales Charge	–9.82%	–6.63%	4.55%	4.87%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–10.65%	–6.63%	4.55%	4.87%
MSCI All Country World Index†	–11.63%	–5.44%	9.46%	9.21%
Blended Index 60/40††	–10.65%	–6.48%	6.50%	6.56%
Bloomberg U.S. Universal Index†††	–9.57%	–8.57%	1.37%	2.07%
Average Annual Total Returns as of 3/31/22 (most recent calendar quarter end)
Unadjusted for Sales Charge		1.95%	6.02%	5.59%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		1.95%	6.02%	5.59%
MSCI All Country World Index†		7.28%	11.64%	10.00%
Blended Index 60/40††		2.74%	8.16%	7.23%
Bloomberg U.S. Universal Index†††		–4.23%	2.31%	2.57%

DWS Global Income Builder Fund	|	5

Class R6	6-Month ‡	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 4/30/22
No Sales Charges	–9.32%	–5.57%	5.74%	4.50%
MSCI All Country World Index†	–11.63%	–5.44%	9.46%	7.62%
Blended Index 60/40††	–10.65%	–6.48%	6.50%	5.89%
Bloomberg U.S. Universal Index†††	–9.57%	–8.57%	1.37%	1.82%
Average Annual Total Returns as of 3/31/22 (most recent calendar quarter end)
No Sales Charges		3.12%	7.24%	5.39%
MSCI All Country World Index†		7.28%	11.64%	8.90%
Blended Index 60/40††		2.74%	8.16%	9.67%
Bloomberg U.S. Universal Index†††		–4.23%	2.31%	2.35%
Class S	6-Month ‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/22
No Sales Charges	–9.37%	–5.69%	5.58%	5.91%
MSCI All Country World Index†	–11.63%	–5.44%	9.46%	9.21%
Blended Index 60/40††	–10.65%	–6.48%	6.50%	6.56%
Bloomberg U.S. Universal Index†††	–9.57%	–8.57%	1.37%	2.07%
Average Annual Total Returns as of 3/31/22 (most recent calendar quarter end)
No Sales Charges		2.97%	7.07%	6.64%
MSCI All Country World Index†		7.28%	11.64%	10.00%
Blended Index 60/40††		2.74%	8.16%	7.23%
Bloomberg U.S. Universal Index†††		–4.23%	2.31%	2.57%
Institutional Class	6-Month ‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/22
No Sales Charges	–9.35%	–5.65%	5.64%	5.96%
MSCI All Country World Index†	–11.63%	–5.44%	9.46%	9.21%
Blended Index 60/40††	–10.65%	–6.48%	6.50%	6.56%
Bloomberg U.S. Universal Index†††	–9.57%	–8.57%	1.37%	2.07%
Average Annual Total Returns as of 3/31/22 (most recent calendar quarter end)
No Sales Charges		3.02%	7.13%	6.69%
MSCI All Country World Index†		7.28%	11.64%	10.00%
Blended Index 60/40††		2.74%	8.16%	7.23%
Bloomberg U.S. Universal Index†††		–4.23%	2.31%	2.57%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares
6	|	DWS Global Income Builder Fund

may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2022 are 0.89%, 1.71%, 0.56%, 0.70% and 0.66% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended April 30

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
The growth of $10,000 is cumulative.
DWS Global Income Builder Fund	|	7

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on August 25, 2014. The performance shown for the Blended Index 60/40 is for the time period of August 31, 2014 through April 30, 2022, which is based on the performance period of the life of Class R6.
†	MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 25 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.
††	The Blended Index 60/40 consists of an equally weighted blend of 60% MSCI All Country World Index and 40% Bloomberg U.S. Universal Index.
†††	Bloomberg U.S. Universal Index measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.
The Advisor believes the additional Blended Index 60/40 and Bloomberg U.S. Universal Index, collectively, reflect the Fund’s asset allocations and generally represent the Fund’s overall investment process.
‡	Total returns shown for periods less than one year are not annualized.
	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
4/30/22	$ 9.15	$ 9.15	$ 9.13	$ 9.15	$ 9.14
10/31/21	$11.01	$11.01	$10.99	$11.01	$11.00
Distribution Information as of 4/30/22
Income Dividends, Six Months	$ .10	$ .06	$ .12	$ .11	$ .11
Capital Gain Distributions	$ .80	$ .80	$ .80	$ .80	$ .80
8	|	DWS Global Income Builder Fund

Portfolio Management Team
Dokyoung Lee, CFA, Regional Head of Multi Asset & Solutions
Portfolio Manager of the Fund. Began managing the Fund in 2018.
—
Joined DWS in 2018 with 24 years of industry experience; previously, worked as Head of Research and Portfolio Manager in the Global Multi-Asset Group at Oppenheimer Funds, and in research and portfolio management roles at AllianceBernstein.
—
Americas Multi-Asset Head: New York.
—
BSE, Princeton University.
Di Kumble, CFA, Senior Portfolio Manager Equity
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—
Joined DWS in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.
—
Senior Portfolio Manager, Head of Tax Managed Equities: New York.
—
BS, Beijing University; PhD in Chemistry, Princeton University.
Thomas M. Farina, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2019.
—
Joined DWS in 2006 with 12 years of industry experience. Head of Investment Grade Corporate Credit since 2013. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.
—
Senior Portfolio Manager and Co-Head of US Credit: New York.
—
BA and MA in Economics, State University of New York at Albany.
Scott Agi, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund until May 30, 2022. Began managing the Fund in 2019.
—
Joined DWS in 2006 with eight years of industry experience. Prior to his current role, he served as a Sector head for US Rates and Mortgage Backed Securities. Before joining DWS, he served as an MBS Analyst at Bear Stearns, in Portfolio Analytics at TimesSquare Capital Management and as a Quantitative Analyst in the Municipal Bond Division at The Vanguard Group.
—
Co-Head of US Rates and Structured Finance: New York.
—
BS in Finance, Albright College.
Darwei Kung, Head of Investment Strategy Liquid Real Assets
Portfolio Manager of the Fund. Began managing the Fund in 2015.
—
Joined DWS in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.
—
Portfolio Manager: New York.
—
BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.
DWS Global Income Builder Fund	|	9

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/22	10/31/21
Equity	65%	66%
Common Stocks	59%	59%
Preferred Stocks	3%	4%
Exchange-Traded Funds	3%	3%
Warrants	0%	0%
Fixed Income	32%	33%
Corporate Bonds	20%	24%
Asset-Backed	4%	2%
Commercial Mortgage-Backed Securities	3%	2%
Government & Agency Obligations	2%	2%
Collateralized Mortgage Obligations	2%	2%
Short-Term U.S. Treasury Obligations	1%	1%
Loan Participations and Assignments	0%	0%
Mortgage-Backed Securities Pass-Throughs	0%	0%
Cash Equivalents	3%	1%
Cash Equivalents	3%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks, Preferred Stocks, Warrants, Corporate Bonds and Loan Participations and Assignments)	4/30/22	10/31/21
Financials	21%	24%
Information Technology	18%	19%
Health Care	10%	9%
Communication Services	9%	11%
Industrials	8%	6%
Energy	8%	7%
Consumer Discretionary	7%	7%
Consumer Staples	7%	5%
Utilities	5%	5%
Materials	4%	4%
Real Estate	3%	3%
	100%	100%

10	|	DWS Global Income Builder Fund

Geographical Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Securities Lending Collateral and Cash Equivalents)	4/30/22	10/31/21
United States	64%	61%
Canada	5%	5%
Japan	5%	6%
United Kingdom	4%	4%
Cayman Islands	3%	1%
Switzerland	3%	3%
Germany	3%	2%
France	1%	2%
Australia	1%	1%
Hong Kong	—	1%
Other	11%	14%
	100%	100%
Five Largest Equity Holdings at April 30, 2022 (8.4% of Net Assets)	Percent
1 Apple, Inc.	2.4%
Designs, manufactures and markets personal computers and related computing and mobile-communication devices
2 Microsoft Corp.	1.9%
Develops, manufactures, licenses, sells and supports software products
3 Altria Group, Inc.	1.6%
Operator of tobacco and food industries
4 Enbridge, Inc.	1.3%
Multinational energy transportation and distribution company
5 Alphabet, Inc.	1.2%
Holding company with subsidiaries that provide Web-based search, maps, hardware products and various software applications
Five Largest Fixed-Income Long-Term Securities at April 30, 2022 (5.2% of Net Assets)	Percent
1 Credit Suisse Commercial Mortgage Trust	1.3%
5.554%, 12/15/2035
2 Freddie Mac Structured Agency Credit Risk Debt Notes	1.2%
2.518%, 2/25/2050
3 Madison Park Funding XXVI Ltd.	1.0%
2.439%, 7/29/2030
4 Bank of America Corp.	0.9%
4.375%, Perpetual
5 DB Master Finance LLC	0.8%
2.791%, 11/20/2051
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 12. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 70 for contact information.
DWS Global Income Builder Fund	|	11

Investment Portfolio	as of April 30, 2022 (Unaudited)
	Shares	Value ($)
Common Stocks 59.0%
Communication Services 5.2%
Diversified Telecommunication Services 1.8%
BCE, Inc.	24,947	1,326,338
Deutsche Telekom AG (Registered)	40,838	747,471
Koninklijke KPN NV	297,617	1,029,429
Nippon Telegraph & Telephone Corp.	15,700	464,965
Orange SA	100,403	1,189,593
Spark New Zealand Ltd.	115,368	365,033
Swisscom AG (Registered)	366	216,060
Telefonica Brasil SA (ADR)	100,600	1,066,360
Telefonica Deutschland Holding AG	255,917	767,531
Telenor ASA	62,569	883,057
Telstra Corp., Ltd.	354,907	1,002,320
TELUS Corp.	44,152	1,104,616
Verizon Communications, Inc.	39,058	1,808,385
		11,971,158
Entertainment 0.3%
Netflix, Inc.*	2,384	453,818
Nintendo Co., Ltd.	3,000	1,369,323
		1,823,141
Interactive Media & Services 2.0%
Alphabet, Inc. “A” *	1,690	3,856,901
Alphabet, Inc. “C” *	1,631	3,750,207
Match Group, Inc.*	6,845	541,782
Meta Platforms, Inc. “A” *	13,704	2,747,241
Pinterest, Inc. “A” *	22,400	459,648
Snap, Inc. “A” *	27,000	768,420
Twitter, Inc.*	19,100	936,282
		13,060,481
Media 0.4%
Comcast Corp. “A”	43,037	1,711,151
Interpublic Group of Companies, Inc.	22,743	741,877
		2,453,028
Wireless Telecommunication Services 0.7%
KDDI Corp.	14,100	477,179
The accompanying notes are an integral part of the financial statements.
12	|	DWS Global Income Builder Fund

	Shares	Value ($)
SoftBank Corp.	151,200	1,788,167
Vodafone Group PLC	1,623,074	2,431,072
		4,696,418
Consumer Discretionary 4.1%
Automobiles 1.5%
Ford Motor Co.	14,800	209,568
Mercedes-Benz Group AG	65,864	4,578,824
Tesla, Inc.*	5,737	4,995,550
		9,783,942
Hotels, Restaurants & Leisure 0.3%
McDonald’s Corp.	3,955	985,428
Restaurant Brands International, Inc.	10,030	572,998
Starbucks Corp.	4,809	358,943
		1,917,369
Household Durables 0.1%
Garmin Ltd.	5,167	567,027
Sekisui House Ltd.	21,000	360,276
		927,303
Internet & Direct Marketing Retail 1.0%
Amazon.com, Inc.*	2,730	6,785,770
Multiline Retail 0.4%
Target Corp.	5,667	1,295,760
Wesfarmers Ltd.	34,420	1,192,196
		2,487,956
Specialty Retail 0.7%
Home Depot, Inc.	6,207	1,864,583
Lowe’s Companies, Inc.	6,256	1,236,999
TJX Companies, Inc.	21,152	1,296,194
		4,397,776
Textiles, Apparel & Luxury Goods 0.1%
NIKE, Inc. “B”	2,846	354,896
Consumer Staples 5.3%
Beverages 0.5%
Coca-Cola Co.	30,415	1,965,113
Kirin Holdings Co., Ltd.	44,300	646,898
PepsiCo, Inc.	4,520	776,129
		3,388,140
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	13

	Shares	Value ($)
Food & Staples Retailing 0.4%
Sysco Corp.	4,706	402,269
Walgreens Boots Alliance, Inc.	21,944	930,425
Walmart, Inc.	9,037	1,382,571
Woolworths Group Ltd.	8,802	238,103
		2,953,368
Food Products 0.3%
Nestle SA (Registered)	6,874	884,997
Wilmar International Ltd.	259,600	826,809
		1,711,806
Household Products 0.4%
Kimberly-Clark Corp.	4,878	677,213
Procter & Gamble Co.	12,889	2,069,329
		2,746,542
Personal Products 0.2%
Unilever PLC	30,701	1,425,844
Tobacco 3.5%
Altria Group, Inc.	181,700	10,097,069
British American Tobacco PLC	114,021	4,776,446
Japan Tobacco, Inc.	297,400	5,085,990
Philip Morris International, Inc.	28,007	2,800,700
		22,760,205
Energy 4.1%
Oil, Gas & Consumable Fuels
Aker BP ASA	9,042	324,820
Chevron Corp.	17,576	2,753,632
Enbridge, Inc.	188,530	8,227,137
Eni SpA	88,312	1,235,873
Exxon Mobil Corp.	44,030	3,753,558
ONEOK, Inc.	19,374	1,226,956
Phillips 66	11,300	980,388
Suncor Energy, Inc.	19,800	711,761
TC Energy Corp.	26,811	1,418,135
TotalEnergies SE	56,394	2,765,480
Valero Energy Corp.	17,903	1,995,827
Williams Companies, Inc.	50,773	1,741,006
		27,134,573
The accompanying notes are an integral part of the financial statements.
14	|	DWS Global Income Builder Fund

	Shares	Value ($)
Financials 8.5%
Banks 3.8%
Australia & New Zealand Banking Group Ltd.	59,150	1,122,632
Bank Leumi Le-Israel BM	64,645	683,429
Bank of Montreal	12,413	1,316,136
Bank of Nova Scotia	19,897	1,259,970
Canadian Imperial Bank of Commerce	9,472	1,047,144
Commonwealth Bank of Australia	14,505	1,050,294
HSBC Holdings PLC	345,136	2,161,566
Huntington Bancshares, Inc.	264,173	3,473,875
Intesa Sanpaolo SpA	1,264,105	2,575,133
Japan Post Bank Co., Ltd.	67,800	507,251
JPMorgan Chase & Co.	14,469	1,727,020
Mediobanca Banca di Credito Finanziario SpA	152,164	1,528,858
PNC Financial Services Group, Inc.	4,767	791,799
Signature Bank	1,200	290,700
Toronto-Dominion Bank	36,199	2,614,646
Truist Financial Corp.	16,867	815,519
U.S. Bancorp.	9,037	438,837
United Overseas Bank Ltd.	14,700	314,497
Westpac Banking Corp.	55,572	928,567
		24,647,873
Capital Markets 1.9%
abrdn PLC	514,250	1,208,693
BlackRock, Inc.	1,390	868,305
Blackstone, Inc.	41,543	4,219,523
Charles Schwab Corp.	8,386	556,243
CME Group, Inc.	6,554	1,437,554
Franklin Resources, Inc.	28,300	695,897
Macquarie Group Ltd.	1,745	249,742
Morgan Stanley	6,800	548,012
Partners Group Holding AG	686	729,005
Robinhood Markets, Inc. “A” *	18,200	178,451
SBI Holdings Inc/japan	38,300	850,410
State Street Corp.	9,400	629,518
		12,171,353
Diversified Financial Services 0.1%
Apollo Global Management, Inc.	16,088	800,539
Insurance 2.7%
Ageas SV	32,380	1,540,143
Allianz SE (Registered)	7,090	1,595,300
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	15

	Shares	Value ($)
Assicurazioni Generali SpA	58,590	1,109,236
AXA SA	49,076	1,292,730
Hannover Rueck SE	15,959	2,488,791
Japan Post Holdings Co., Ltd.	123,100	858,430
Legal & General Group PLC	470,125	1,478,731
Manulife Financial Corp.	56,701	1,108,729
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	4,540	1,077,959
Swiss Re AG	28,928	2,374,059
Zurich Insurance Group AG	6,141	2,794,873
		17,718,981
Health Care 7.0%
Biotechnology 0.8%
AbbVie, Inc.	20,458	3,004,871
Amgen, Inc.	7,568	1,764,782
Gilead Sciences, Inc.	3,622	214,930
Moderna, Inc.*	1,600	215,056
		5,199,639
Health Care Equipment & Supplies 0.5%
Abbott Laboratories	11,507	1,306,044
Coloplast AS “B”	6,311	856,988
Intuitive Surgical, Inc.*	795	190,244
Medtronic PLC	8,628	900,418
		3,253,694
Health Care Providers & Services 0.8%
Anthem, Inc.	498	249,961
Cigna Corp.	4,200	1,036,476
CVS Health Corp.	12,314	1,183,745
UnitedHealth Group, Inc.	4,847	2,464,942
		4,935,124
Health Care Technology 0.1%
Teladoc Health, Inc.*	15,600	526,656
Life Sciences Tools & Services 0.0%
Danaher Corp.	876	219,990
Pharmaceuticals 4.8%
AstraZeneca PLC	14,282	1,888,130
Bayer AG (Registered)	25,309	1,661,365
Bristol-Myers Squibb Co.	27,752	2,088,893
Chugai Pharmaceutical Co., Ltd.	28,800	864,313
Eisai Co., Ltd.	5,000	217,800
The accompanying notes are an integral part of the financial statements.
16	|	DWS Global Income Builder Fund

	Shares	Value ($)
Eli Lilly & Co.	6,955	2,031,764
GlaxoSmithKline PLC	96,590	2,181,797
Hikma Pharmaceuticals PLC	23,709	558,637
Johnson & Johnson	11,992	2,164,076
Merck & Co., Inc.	48,060	4,262,441
Novartis AG (Registered)	24,344	2,151,856
Novo Nordisk AS “B”	16,912	1,939,322
Pfizer, Inc.	81,816	4,014,711
Roche Holding AG (Genusschein)	5,347	1,980,365
Sanofi	14,253	1,507,428
Takeda Pharmaceutical Co., Ltd.	76,200	2,211,258
		31,724,156
Industrials 5.0%
Aerospace & Defense 0.4%
BAE Systems PLC	51,760	479,026
Lockheed Martin Corp.	2,344	1,012,889
Raytheon Technologies Corp.	11,801	1,120,033
		2,611,948
Air Freight & Logistics 0.4%
Deutsche Post AG (Registered)	21,297	903,710
United Parcel Service, Inc. “B”	9,225	1,660,315
		2,564,025
Commercial Services & Supplies 0.0%
Quad Graphics, Inc.*	10	68
Electrical Equipment 0.3%
ABB Ltd. (Registered)	16,580	496,361
Eaton Corp. PLC	5,580	809,212
Emerson Electric Co.	8,918	804,225
Plug Power, Inc.*	8,100	170,262
		2,280,060
Industrial Conglomerates 0.5%
3M Co.	9,464	1,364,898
Honeywell International, Inc.	4,172	807,324
Keppel Corp., Ltd.	87,300	430,105
Siemens AG (Registered)	7,850	952,566
		3,554,893
Machinery 1.0%
Caterpillar, Inc.	7,448	1,568,102
Cummins, Inc.	10,690	2,022,441
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	17

	Shares	Value ($)
Deere & Co.	598	225,775
PACCAR, Inc.	31,600	2,624,380
		6,440,698
Professional Services 0.5%
Adecco Group AG (Registered)*	71,009	2,751,683
Thomson Reuters Corp.	2,643	264,249
		3,015,932
Road & Rail 0.6%
Canadian National Railway Co.	5,600	658,582
Lyft, Inc. “A” *	9,400	306,440
Nippon Express Holdings, Inc.	17,900	1,044,372
Uber Technologies, Inc.*	16,800	528,864
Union Pacific Corp.	5,509	1,290,704
		3,828,962
Trading Companies & Distributors 1.3%
Fastenal Co.	25,819	1,428,049
ITOCHU Corp.	32,800	987,207
Marubeni Corp.	37,600	411,337
Mitsubishi Corp.	31,500	1,059,221
Mitsui & Co., Ltd.	57,200	1,381,940
Sumitomo Corp.	206,600	3,258,729
		8,526,483
Information Technology 13.6%
Communications Equipment 0.3%
Cisco Systems, Inc.	43,675	2,139,202
Electronic Equipment, Instruments & Components 0.1%
Corning, Inc.	11,542	406,163
TE Connectivity Ltd.	1,794	223,855
		630,018
IT Services 2.2%
Adyen NV 144A*	365	606,306
Automatic Data Processing, Inc.	4,597	1,002,974
Block, Inc.*	7,793	775,715
Cloudflare, Inc. “A” *	10,052	865,879
International Business Machines Corp.	14,972	1,979,448
Mastercard, Inc. “A”	3,971	1,442,982
MongoDB, Inc.*	2,781	987,060
Paychex, Inc.	20,561	2,605,696
PayPal Holdings, Inc.*	5,510	484,494
Shopify, Inc. “A” *	1,890	808,478
The accompanying notes are an integral part of the financial statements.
18	|	DWS Global Income Builder Fund

	Shares	Value ($)
Snowflake, Inc. “A” *	998	171,097
Twilio, Inc. “A” *	6,578	735,552
Visa, Inc. “A”	7,646	1,629,592
		14,095,273
Semiconductors & Semiconductor Equipment 3.8%
Advanced Micro Devices, Inc.*	17,576	1,503,100
Analog Devices, Inc.	6,701	1,034,500
Applied Materials, Inc.	8,838	975,273
ASE Technology Holding Co., Ltd. (ADR)	174,367	1,122,924
ASML Holding NV	969	548,512
Broadcom, Inc.	5,441	3,016,436
Enphase Energy, Inc.*	4,866	785,372
Intel Corp.	10,423	454,339
KLA Corp.	2,764	882,435
Lam Research Corp.	1,578	734,969
Marvell Technology, Inc.	18,967	1,101,603
Micron Technology, Inc.	4,779	325,880
Monolithic Power Systems, Inc.	4,072	1,597,201
NVIDIA Corp.	14,201	2,633,860
QUALCOMM, Inc.	16,450	2,297,901
Skyworks Solutions, Inc.	4,171	472,574
STMicroelectronics NV	15,277	563,903
Texas Instruments, Inc.	12,448	2,119,272
Tokyo Electron Ltd.	3,700	1,568,389
United Microelectronics Corp. (ADR)	158,288	1,259,973
		24,998,416
Software 3.7%
Adobe, Inc.*	2,880	1,140,336
Autodesk, Inc.*	1,270	240,385
Avalara, Inc.*	2,400	182,568
Bill.com Holdings, Inc.*	3,100	529,201
BlackBerry Ltd.*	39,100	223,707
Coupa Software, Inc.*	2,500	215,750
Crowdstrike Holdings, Inc. “A” *	5,363	1,065,950
Datadog, Inc. “A” *	1,500	181,170
DocuSign, Inc.*	2,000	162,000
HubSpot, Inc.*	1,100	417,373
Intuit, Inc.	2,709	1,134,394
Microsoft Corp.	44,062	12,228,086
Oracle Corp.	33,233	2,265,574
Palantir Technologies, Inc. “A” *	17,000	176,800
RingCentral, Inc. “A” *	1,900	161,215
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	19

	Shares	Value ($)
salesforce.com, Inc.*	4,370	768,858
ServiceNow, Inc.*	2,868	1,371,191
Trade Desk, Inc. “A” *	16,683	982,962
Unity Software, Inc.*	3,000	199,230
Zoom Video Communications, Inc. “A” *	3,570	355,465
Zscaler, Inc.*	1,600	324,384
		24,326,599
Technology Hardware, Storage & Peripherals 3.5%
Apple, Inc.	99,413	15,672,460
Canon, Inc.	41,000	939,347
Hewlett Packard Enterprise Co.	60,435	931,303
HP, Inc.	40,359	1,478,350
NetApp, Inc.	3,733	273,442
Samsung Electronics Co., Ltd. (GDR) REG S	2,074	2,744,939
Seagate Technology Holdings PLC	10,370	850,755
		22,890,596
Materials 2.5%
Chemicals 1.2%
Air Products & Chemicals, Inc.	2,857	668,738
BASF SE	18,219	961,145
Dow, Inc.	18,202	1,210,433
Linde PLC	2,380	742,465
Nitto Denko Corp.	3,200	217,521
Nutrien Ltd.	10,872	1,068,370
Yara International Asa	52,944	2,691,396
		7,560,068
Construction Materials 0.2%
Holcim Ltd.*	22,507	1,100,560
Containers & Packaging 0.3%
Amcor PLC	87,225	1,034,489
International Paper Co.	6,601	305,494
Packaging Corp. of America	3,300	531,861
		1,871,844
Metals & Mining 0.8%
Anglo American PLC	54,369	2,461,447
Antofagasta PLC	40,395	773,227
Impala Platinum Holdings Ltd.	13,700	180,223
Mineral Resources Ltd.	24,026	965,750
Newmont Corp.	16,088	1,172,011
		5,552,658
The accompanying notes are an integral part of the financial statements.
20	|	DWS Global Income Builder Fund

	Shares	Value ($)
Real Estate 1.9%
Equity Real Estate Investment Trusts (REITs)
Ascendas Real Estate Investment Trust	224,676	462,427
CapitaLand Integrated Commercial Trust	1,096,368	1,834,441
Crown Castle International Corp.	5,111	946,608
Iron Mountain, Inc.	24,130	1,296,505
Klepierre SA*	19,794	469,975
Medical Properties Trust, Inc.	59,283	1,090,214
Realty Income Corp.	20,345	1,411,129
Stockland	149,613	430,892
VICI Properties, Inc.	48,058	1,432,609
WP Carey, Inc.	38,123	3,079,195
		12,453,995
Utilities 1.8%
Electric Utilities 1.6%
American Electric Power Co., Inc.	4,078	404,171
EDP - Energias de Portugal SA	202,094	939,245
Enel SpA	160,756	1,044,730
Iberdrola SA	61,553	706,574
PPL Corp.	176,483	4,996,234
Southern Co.	20,321	1,491,358
SSE PLC	42,485	989,240
		10,571,552
Gas Utilities 0.0%
APA Group (Units)	34,181	274,024
Multi-Utilities 0.2%
Dominion Energy, Inc.	11,951	975,680
Sempra Energy	1,315	212,188
		1,187,868
Total Common Stocks (Cost $337,826,260)		386,453,463
Preferred Stocks 3.4%
Communication Services 0.4%
AT&T, Inc., 5.35%	100,000	2,479,000
Financials 2.6%
AGNC Investment Corp., Series C, 7.0%	64,439	1,586,488
Charles Schwab Corp., Series D, 5.95%	75,000	1,891,500
Fifth Third Bancorp., Series I, 6.625%	75,000	1,941,750
KeyCorp., Series E, 6.125%	75,000	2,003,250
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	21

	Shares	Value ($)
Morgan Stanley, Series K, 5.85%	75,000	1,892,250
PNC Financial Services Group, Inc., Series P, 6.125%	75,000	1,883,250
Regions Financial Corp., Series B, 6.375%	80,000	2,056,000
The Goldman Sachs Group, Inc., Series J, 5.5%	73,000	1,857,120
Wells Fargo & Co., Series Y, 5.625%	75,000	1,770,000
		16,881,608
Real Estate 0.4%
Kimco Realty Corp., Series L, 5.125%	75,000	1,842,000
Prologis, Inc., Series Q, 8.54%	236	15,353
Simon Property Group, Inc., Series J, 8.375%	17,000	1,199,690
		3,057,043
Total Preferred Stocks (Cost $24,213,173)		22,417,651
Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (a) (Cost $90,209)	506	50,055
	Principal Amount ($) (b)	Value ($)
Corporate Bonds 19.4%
Communication Services 1.8%
America Movil SAB de CV, 4.375%, 4/22/2049	1,700,000	1,622,446
AT&T, Inc.:
2.25%, 2/1/2032	368,000	306,688
3.65%, 6/1/2051	560,000	453,848
Charter Communications Operating LLC:
3.5%, 3/1/2042	279,000	201,112
3.7%, 4/1/2051	235,000	165,747
Discovery Communications LLC, 4.0%, 9/15/2055	200,000	149,986
Grupo Televisa SAB, 5.25%, 5/24/2049	1,700,000	1,718,870
Meituan, 144A, 2.125%, 10/28/2025	505,000	447,708
Netflix, Inc.:
4.375%, 11/15/2026	1,000,000	988,860
5.875%, 11/15/2028	812,000	836,360
Rogers Communications, Inc., 144A, 3.8%, 3/15/2032	854,000	786,397
Sirius XM Radio, Inc., 144A, 3.125%, 9/1/2026	590,000	543,537
Tencent Holdings Ltd., REG S, 2.39%, 6/3/2030	1,700,000	1,437,928
T-Mobile U.S.A., Inc.:
3.3%, 2/15/2051	700,000	523,630
The accompanying notes are an integral part of the financial statements.
22	|	DWS Global Income Builder Fund

	Principal Amount ($) (b)	Value ($)
3.375%, 4/15/2029	635,000	574,459
3.6%, 11/15/2060	145,000	107,581
4.375%, 4/15/2040	335,000	308,537
Verizon Communications, Inc.:
2.65%, 11/20/2040	225,000	170,237
3.7%, 3/22/2061	300,000	241,180
		11,585,111
Consumer Discretionary 1.7%
Dollar General Corp., 4.125%, 4/3/2050	110,000	96,500
Ford Motor Co., 3.25%, 2/12/2032	1,220,000	991,494
Ford Motor Credit Co. LLC:
2.7%, 8/10/2026	1,340,000	1,194,583
2.9%, 2/16/2028	686,000	588,245
3.375%, 11/13/2025	750,000	720,135
3.625%, 6/17/2031	1,170,000	972,562
4.95%, 5/28/2027	740,000	720,693
General Motors Co., 5.4%, 4/1/2048	350,000	328,657
General Motors Financial Co., Inc.:
2.35%, 1/8/2031	500,000	403,948
2.7%, 6/10/2031	540,000	444,514
3.1%, 1/12/2032	510,000	430,127
Hilton Domestic Operating Co., Inc.:
144A, 3.625%, 2/15/2032	1,075,000	910,385
144A, 4.0%, 5/1/2031	720,000	643,932
Magallanes, Inc.:
144A, 4.279%, 3/15/2032	730,000	678,093
144A, 5.05%, 3/15/2042	320,000	291,529
144A, 5.141%, 3/15/2052	350,000	312,036
144A, 5.391%, 3/15/2062	270,000	239,674
Nissan Motor Co., Ltd., 144A, 4.345%, 9/17/2027	760,000	724,064
Royal Caribbean Cruises Ltd., 144A, 5.5%, 4/1/2028	295,000	269,188
		10,960,359
Consumer Staples 0.6%
Altria Group, Inc.:
3.7%, 2/4/2051	235,000	167,518
3.875%, 9/16/2046	90,000	67,747
Anheuser-Busch Companies LLC, 4.9%, 2/1/2046	163,000	160,658
Anheuser-Busch InBev Worldwide, Inc.:
4.35%, 6/1/2040	270,000	253,966
5.55%, 1/23/2049	699,000	745,908
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	23

	Principal Amount ($) (b)	Value ($)
GSK Consumer Healthcare Capital U.S. LLC:
144A, 3.625%, 3/24/2032	470,000	441,498
144A, 4.0%, 3/24/2052	290,000	260,329
JBS Finance Luxembourg Sarl:
144A, 2.5%, 1/15/2027	1,470,000	1,319,325
144A, 3.625%, 1/15/2032	470,000	401,122
		3,818,071
Energy 2.2%
Cenovus Energy, Inc., 2.65%, 1/15/2032	367,000	312,412
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/2025	1,000,000	1,038,156
Cheniere Energy Partners LP, 4.5%, 10/1/2029	1,100,000	1,053,250
Ecopetrol SA, 6.875%, 4/29/2030	1,700,000	1,678,767
Enterprise Products Operating LLC:
3.3%, 2/15/2053	510,000	383,220
4.2%, 1/31/2050	741,000	649,493
Hess Corp., 5.8%, 4/1/2047	400,000	422,174
Petroleos Mexicanos, 6.7%, 2/16/2032	3,686,000	3,176,153
Plains All American Pipeline LP, 3.8%, 9/15/2030	300,000	277,683
SA Global Sukuk Ltd., 144A, 2.694%, 6/17/2031	340,000	305,731
Saudi Arabian Oil Co.:
144A, 2.25%, 11/24/2030	3,900,000	3,397,875
REG S, 3.5%, 4/16/2029	1,700,000	1,647,300
		14,342,214
Financials 6.2%
AerCap Ireland Capital DAC:
1.75%, 1/30/2026	388,000	344,928
3.3%, 1/30/2032	710,000	590,741
Air Lease Corp.:
3.0%, 2/1/2030	836,000	727,383
4.125%, Perpetual (c)	2,000,000	1,698,736
Aircastle Ltd., 144A, 5.25%, Perpetual (c)	690,000	614,197
Ally Financial, Inc., 4.7%, Perpetual (c)	3,000,000	2,590,500
Ares Capital Corp., 2.875%, 6/15/2027	930,000	832,944
Avolon Holdings Funding Ltd.:
144A, 2.528%, 11/18/2027	50,000	42,998
144A, 4.25%, 4/15/2026	240,000	230,135
Banco Nacional de Panama, 144A, 2.5%, 8/11/2030	600,000	507,804
Bank of America Corp.:
2.676%, 6/19/2041	330,000	246,855
2.972%, 2/4/2033	2,360,000	2,053,557
4.375%, Perpetual (c)	4,000,000	3,540,000
The accompanying notes are an integral part of the financial statements.
24	|	DWS Global Income Builder Fund

	Principal Amount ($) (b)	Value ($)
Bank of New York Mellon Corp.:
3.7%, Perpetual (c)	1,069,000	988,825
3.75%, Perpetual (c)	2,051,000	1,825,390
Bank of Nova Scotia, 3.625%, 10/27/2081	2,750,000	2,195,752
Barclays PLC, 2.645%, 6/24/2031	600,000	506,384
Blackstone Secured Lending Fund:
144A, 2.85%, 9/30/2028	610,000	512,113
3.625%, 1/15/2026	925,000	885,030
Capital One Financial Corp., 3.95%, Perpetual (c)	1,520,000	1,318,600
Citigroup, Inc., 4.0%, Perpetual (c)	2,800,000	2,541,000
Corebridge Financial, Inc.:
144A, 3.9%, 4/5/2032	500,000	469,269
144A, 4.35%, 4/5/2042	370,000	334,598
Enstar Finance LLC, 5.5%, 1/15/2042	1,100,000	1,023,000
JPMorgan Chase & Co.:
3.328%, 4/22/2052	151,000	120,439
3.65%, Perpetual (c)	1,830,000	1,642,425
MDGH GMTN RSC Ltd., REG S, 3.7%, 11/7/2049	245,000	224,114
Morgan Stanley:
2.484%, 9/16/2036	789,000	631,245
3.217%, 4/22/2042	100,000	82,159
Nippon Life Insurance Co., 144A, 2.75%, 1/21/2051	700,000	602,000
PNC Financial Services Group, Inc., 3.4%, Perpetual (c)	1,740,000	1,496,400
REC Ltd.:
144A, 4.75%, 5/19/2023	426,000	429,258
144A, 5.25%, 11/13/2023	570,000	580,515
Societe Generale SA, 144A, 5.375%, Perpetual (c)	1,650,000	1,448,700
The Charles Schwab Corp., Series I, 4.0%, Perpetual (c)	1,555,000	1,409,996
The Goldman Sachs Group, Inc., 3.8%, Perpetual (c)	1,050,000	923,983
Truist Financial Corp., 4.8%, Perpetual (c)	2,000,000	1,905,400
U.S. Bancorp., 3.7%, Perpetual (c)	2,344,000	2,002,409
UBS Group AG, 144A, 4.375%, Perpetual (c)	743,000	620,182
		40,739,964
Health Care 1.8%
AstraZeneca PLC, 2.125%, 8/6/2050	187,000	127,893
Bausch Health Companies, Inc., 144A, 4.875%, 6/1/2028	520,000	461,370
Centene Corp.:
2.45%, 7/15/2028	360,000	314,068
2.625%, 8/1/2031	790,000	656,261
Charles River Laboratories International, Inc., 144A, 3.75%, 3/15/2029	1,750,000	1,583,750
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	25

	Principal Amount ($) (b)	Value ($)
CVS Health Corp.:
2.7%, 8/21/2040	160,000	120,691
4.25%, 4/1/2050	120,000	108,676
5.05%, 3/25/2048	1,000,000	1,006,024
DaVita, Inc., 144A, 4.625%, 6/1/2030	750,000	652,500
Eli Lilly & Co., 2.25%, 5/15/2050	179,000	128,170
HCA, Inc.:
4.125%, 6/15/2029	600,000	574,056
5.25%, 6/15/2026	1,000,000	1,030,561
Pfizer, Inc., 2.55%, 5/28/2040	227,000	182,995
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/2026	5,400,000	4,630,608
		11,577,623
Industrials 1.2%
Adani Ports & Special Economic Zone Ltd., 144A, 4.2%, 8/4/2027	865,000	815,384
American Airlines, Inc., 144A, 5.5%, 4/20/2026	620,000	614,575
Block, Inc., 144A, 2.75%, 6/1/2026	200,000	182,404
Boeing Co.:
2.196%, 2/4/2026	1,696,000	1,546,902
5.04%, 5/1/2027	350,000	353,861
Delta Air Lines, Inc.:
3.75%, 10/28/2029	865,000	763,362
144A, 4.5%, 10/20/2025	190,000	188,714
Empresa de los Ferrocarriles del Estado, 144A, 3.068%, 8/18/2050	239,000	165,508
Mileage Plus Holdings LLC, 144A, 6.5%, 6/20/2027	1,100,000	1,121,978
Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	2,400,000	2,397,000
		8,149,688
Information Technology 0.9%
Broadcom, Inc., 144A, 2.6%, 2/15/2033	350,000	281,178
Dell International LLC:
144A, 3.45%, 12/15/2051	289,000	203,787
5.3%, 10/1/2029	485,000	499,809
HP, Inc., 4.2%, 4/15/2032	1,390,000	1,274,907
Micron Technology, Inc., 2.703%, 4/15/2032	470,000	390,926
MSCI, Inc.:
144A, 3.25%, 8/15/2033	240,000	202,800
144A, 3.625%, 9/1/2030	435,000	383,627
NXP BV:
144A, 2.65%, 2/15/2032	338,000	282,654
The accompanying notes are an integral part of the financial statements.
26	|	DWS Global Income Builder Fund

	Principal Amount ($) (b)		Value ($)
144A, 3.125%, 2/15/2042		310,000	239,794
Open Text Corp., 144A, 3.875%, 2/15/2028		1,150,000	1,047,401
Oracle Corp.:
3.6%, 4/1/2050		45,000	32,372
3.65%, 3/25/2041		675,000	522,768
SK Hynix, Inc., 144A, 1.5%, 1/19/2026		947,000	859,317
			6,221,340
Materials 0.7%
AngloGold Ashanti Holdings PLC, 3.75%, 10/1/2030		800,000	715,640
Berry Global, Inc., 1.65%, 1/15/2027		1,750,000	1,551,745
Corp. Nacional del Cobre de Chile, 144A, 3.15%, 1/15/2051		200,000	146,656
MEGlobal Canada ULC, 144A, 5.0%, 5/18/2025		1,511,000	1,538,398
Suzano Austria GmbH, 2.5%, 9/15/2028		460,000	391,920
			4,344,359
Real Estate 0.3%
Boston Properties LP, (REIT), 2.55%, 4/1/2032		535,000	448,058
Equinix, Inc., (REIT), 3.9%, 4/15/2032		970,000	910,068
MPT Operating Partnership LP, (REIT), 3.5%, 3/15/2031		1,170,000	993,751
			2,351,877
Utilities 2.0%
AES Panama Generation Holdings SRL, 144A, 4.375%, 5/31/2030		622,000	553,580
CMS Energy Corp., 3.75%, 12/1/2050		2,600,000	2,184,000
Duke Energy Corp., 3.25%, 1/15/2082		1,350,000	1,148,336
Eskom Holdings SOC Ltd., REG S, 6.35%, 8/10/2028		1,425,000	1,404,919
NextEra Energy Operating Partners LP:
144A, 3.875%, 10/15/2026		1,035,000	976,781
144A, 4.25%, 7/15/2024		1,570,000	1,558,524
Pacific Gas and Electric Co.:
2.5%, 2/1/2031		130,000	102,892
3.25%, 6/1/2031		490,000	411,011
3.3%, 8/1/2040		370,000	269,662
3.5%, 8/1/2050		150,000	104,568
Perusahaan Listrik Negara PT, 144A, 2.875%, 10/25/2025	EUR	1,505,000	1,602,942
Sempra Energy, 4.125%, 4/1/2052		1,880,000	1,652,147
Southern Co., 3.75%, 9/15/2051		1,241,000	1,116,900
			13,086,262
Total Corporate Bonds (Cost $144,084,757)			127,176,868
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	27

	Principal Amount ($) (b)	Value ($)
Asset-Backed 4.2%
Automobile Receivables 0.2%
JPMorgan Chase Bank NA, “E” , Series 2021-1, 144A, 2.365%, 9/25/2028	1,363,213	1,334,857
Miscellaneous 4.0%
CF Hippolyta LLC, “B1” , Series 2021-1A, 144A, 1.98%, 3/15/2061	3,018,902	2,771,640
DB Master Finance LLC, “A23” , Series 2021-1A, 144A, 2.791%, 11/20/2051	6,359,062	5,483,763
Madison Park Funding XXVI Ltd., “AR” , Series 2007-4A, 144A, 3-month USD-LIBOR + 1.2%, 2.439% (d), 7/29/2030	6,400,000	6,384,979
Octagon Investment Partners, Ltd., “A1R” , Series 2019-4A, 144A, 3-month USD-LIBOR + 1.15%, 1.545% (d), 5/12/2031	4,500,000	4,478,220
Venture 37 CLO Ltd., “A1R” , Series 2019-37A, 144A, 3-month USD-LIBOR + 1.15%, 2.194% (d), 7/15/2032	4,690,000	4,647,303
Wendy’s Funding LLC, “A2II” , Series 2021-1A, 144A, 2.775%, 6/15/2051	2,546,755	2,202,933
		25,968,838
Total Asset-Backed (Cost $28,855,385)		27,303,695
Mortgage-Backed Securities Pass-Throughs 0.0%
Government National Mortgage Association, 6.5%, 8/20/2034 (Cost $20,992)	19,950	22,126
Commercial Mortgage-Backed Securities 2.5%
Citigroup Commercial Mortgage Trust:
“C” , Series 2019-PRM, 144A, 3.896%, 5/10/2036	2,516,145	2,534,266
“D” , Series 2019-PRM, 144A, 4.35%, 5/10/2036	2,625,000	2,664,385
Credit Suisse Commercial Mortgage Trust:
“A” , Series 2020-TMIC, 144A, 1-month USD-LIBOR + 3.0%, 3.554% (d), 12/15/2035	4,300,000	4,277,200
“B” , Series 2020-TMIC, 144A, 1-month USD-LIBOR + 5.0%, 5.554% (d), 12/15/2035	4,300,000	4,286,304
Freddie Mac Multifamily Structured Credit Risk, “M2” , Series 2021-MN1, 144A, 30-day average SOFR + 3.75%, 4.039% (d), 1/25/2051	1,098,000	1,042,260
The accompanying notes are an integral part of the financial statements.
28	|	DWS Global Income Builder Fund

	Principal Amount ($) (b)	Value ($)
GMAC Commercial Mortgage Securities, Inc., “G” , Series 2004-C1, 144A, 5.455%, 3/10/2038	1,962,212	1,177,327
Multifamily Connecticut Avenue Securities Trust, “M7” , Series 2019-01, 144A, 1-month USD-LIBOR + 1.7%, 2.368% (d), 10/15/2049	497,958	488,545
Total Commercial Mortgage-Backed Securities (Cost $17,477,854)		16,470,287
Collateralized Mortgage Obligations 1.8%
Connecticut Avenue Securities Trust:
“1M2” , Series 2020-R01, 144A, 1-month USD-LIBOR + 2.05%, 2.718% (d), 1/25/2040	575,893	576,069
“1M2” , Series 2019-R03, 144A, 1-month USD-LIBOR + 2.15%, 2.818% (d), 9/25/2031	102,514	102,514
“1M2” , Series 2019-R02, 144A, 1-month USD-LIBOR + 2.3%, 2.968% (d), 8/25/2031	152,594	152,653
Fannie Mae Connecticut Avenue Securities:
“1M2” , Series 2018-C06, 1-month USD-LIBOR + 2.0%, 2.668% (d), 3/25/2031	562,496	562,836
“1M2” , Series 2018-C03, 1-month USD-LIBOR + 2.15%, 2.818% (d), 10/25/2030	651,441	656,556
“1M2” , Series 2018-C01, 1-month USD-LIBOR + 2.25%, 2.918% (d), 7/25/2030	958,855	967,839
Federal National Mortgage Association, “I” , Series 2003-84, Interest Only, 6.0%, 9/25/2033	179,256	31,263
Freddie Mac Structured Agency Credit Risk Debt Notes:
“M2” , Series 2020-DNA2, 144A, 1-month USD-LIBOR + 1.85%, 2.518% (d), 2/25/2050	2,974,070	2,970,475
“M2” , Series 2019-DNA3, 144A, 1-month USD-LIBOR + 2.05%, 2.718% (d), 7/25/2049	1,060,020	1,061,341
“M2” , Series 2018-DNA3, 144A, 1-month USD-LIBOR + 2.1%, 2.768% (d), 9/25/2048	1,716,167	1,726,190
“M2” , Series 2019-DNA2, 144A, 1-month USD-LIBOR + 2.45%, 3.118% (d), 3/25/2049	1,913,483	1,921,935
“M2” , Series 2019-DNA1, 144A, 1-month USD-LIBOR + 2.65%, 3.318% (d), 1/25/2049	274,119	276,542
JPMorgan Mortgage Trust, “AM” , Series 2016-3, 144A, 3.237% (d), 10/25/2046	1,123,826	1,059,628
Total Collateralized Mortgage Obligations (Cost $12,092,660)		12,065,841
Government & Agency Obligations 2.0%
Sovereign Bonds 1.0%
Brazilian Government International Bond, 3.875%, 6/12/2030	947,000	834,695
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	29

	Principal Amount ($) (b)	Value ($)
Indonesia Government International Bond:
2.85%, 2/14/2030	3,700,000	3,445,559
3.85%, 10/15/2030	1,700,000	1,682,473
Perusahaan Penerbit SBSN Indonesia III, 144A, 2.8%, 6/23/2030	883,000	811,919
United Mexican States, 3.5%, 2/12/2034	260,000	219,710
		6,994,356
U.S. Treasury Obligations 1.0%
U.S. Treasury Bonds:
1.875%, 11/15/2051	761,700	597,458
2.0%, 11/15/2041	584,400	483,682
U.S. Treasury Notes:
1.25%, 12/31/2026	2,571,000	2,381,088
1.875%, 2/15/2032	3,262,400	2,978,979
		6,441,207
Total Government & Agency Obligations (Cost $14,889,888)		13,435,563
Loan Participations and Assignments 0.4%
Senior Loans (d)
Hilton Worldwide Finance LLC, Term Loan B2, 1-month-USD LIBOR + 1.75%, 2.375%, 6/22/2026	1,389,235	1,375,114
TransDigm, Inc., Term Loan F, 1-month USD-LIBOR + 2.25%, 3.014%, 12/9/2025	1,236,404	1,214,538
Total Loan Participations and Assignments (Cost $2,627,118)		2,589,652
Short-Term U.S. Treasury Obligations 1.2%
U.S. Treasury Bills:
0.054% (e), 5/19/2022	300,000	299,969
0.061% (e), 5/19/2022 (f) (g)	4,500,000	4,499,532
0.222% (e), 5/19/2022	200,200	200,179
0.223% (e), 5/19/2022 (g)	1,971,400	1,971,195
0.237% (e), 5/19/2022 (g)	600,000	599,938
Total Short-Term U.S. Treasury Obligations (Cost $7,571,161)		7,570,813
	Shares	Value ($)
Exchange-Traded Funds 2.8%
SPDR Bloomberg Convertible Securities ETF (Cost $13,817,168)	259,040	18,373,707
The accompanying notes are an integral part of the financial statements.
30	|	DWS Global Income Builder Fund

	Shares	Value ($)
Cash Equivalents 2.6%
DWS Central Cash Management Government Fund, 0.32% (h) (Cost $17,198,199)	17,198,199	17,198,199
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $620,764,824)	99.3	651,127,920
Other Assets and Liabilities, Net	0.7	4,366,959
Net Assets	100.0	655,494,879
A summary of the Fund’s transactions with affiliated investments during the period ended April 30, 2022 are as follows:
Value ($) at 10/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 4/30/2022	Value ($) at 4/30/2022
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.26% (h) (i)
9,967,487	—	9,967,487 (j)	—	—	867	—	—	—
Cash Equivalents 2.6%
DWS Central Cash Management Government Fund, 0.32% (h)
5,852,846	138,184,180	126,838,827	—	—	9,109	—	17,198,199	17,198,199
15,820,333	138,184,180	136,806,314	—	—	9,976	—	17,198,199	17,198,199
*	Non-income producing security.
(a)	Investment was valued using significant unobservable inputs.
(b)	Principal amount stated in U.S. dollars unless otherwise noted.
(c)	Perpetual, callable security with no stated maturity date.
(d)	Variable or floating rate security. These securities are shown at their current rate as of April 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.
(e)	Annualized yield at time of purchase; not a coupon rate.
(f)	At April 30, 2022, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.
(g)	At April 30, 2022, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(h)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	31

(i)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(j)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended April 30, 2022.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR: American Depositary Receipt
CLO: Collateralized Loan Obligation
GDR: Global Depositary Receipt
Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.
MSCI: Morgan Stanley Capital International
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REIT: Real Estate Investment Trust
S&P: Standard & Poor’s
SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)
SOC: State Owned Company
SOFR: Secured Overnight Financing Rate
SPDR: Standard & Poor’s Depositary Receipt
LIBOR: London Interbank Offered Rate, the benchmark rate for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies, although certain widely used US Dollar LIBOR rates are expected to continue to be published through June 2023 to assist with the transition. The Fund or the instruments in which the Fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the Fund of the transition away from LIBOR.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.
At April 30, 2022, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
MSCI E-Mini Emerging Market Index	USD	6/17/2022	455	23,467,112	24,055,850	588,738
Ultra Long U.S. Treasury Bond	USD	6/21/2022	181	33,147,170	29,039,188	(4,107,982)
Total net unrealized depreciation						(3,519,244)
The accompanying notes are an integral part of the financial statements.
32	|	DWS Global Income Builder Fund

At April 30, 2022, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
5 Year U.S. Treasury Note	USD	6/30/2022	143	16,786,443	16,112,078	674,365
Euro Stoxx 50 Index	EUR	6/17/2022	358	13,653,991	14,109,833	(455,842)
Euro-Schatz	EUR	6/8/2022	227	26,766,828	26,376,832	389,996
S&P 500 E-Mini Index	USD	6/17/2022	209	43,528,654	43,132,376	396,278
TOPIX Index	JPY	6/9/2022	13	1,794,946	1,906,298	(111,352)
Total net unrealized appreciation						893,445
At April 30, 2022, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Cash Flows Paid by the Fund/ Frequency	Cash Flows Received by the Fund/ Frequency	Effective/ Expiration Date	Notional Amount ($)	Currency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
Fixed — 0.25% Semi-Annually	Floating — 3-Month LIBOR Quarterly β	3/16/2021/3/16/2023	12,400,000	USD	240,196	516	239,680
Fixed — 0.45% Semi-Annually	Floating — 3-Month LIBOR Quarterly β	3/16/2021/3/16/2024	7,200,000	USD	339,814	(107)	339,921
Fixed — 1.3% Semi-Annually	Floating — 3-Month LIBOR Quarterly β	3/16/2021/3/16/2028	2,200,000	USD	200,740	437	200,303
Fixed — 1.63% Semi-Annually	Floating — 3-Month LIBOR Quarterly β	3/16/2021/3/16/2031	1,900,000	USD	199,152	2,007	197,145
Total unrealized appreciation							977,049
β	3-month LIBOR rate as of April 30, 2022 is 1.335%.
At April 30, 2022, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	1,590,000	USD	1,800,563	5/4/2022	123,128	State Street Bank and Trust
Currency Abbreviation(s)

EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	33

For information on the Fund’s policy and additional disclosures regarding futures contracts, interest rate swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of April 30, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments,
The accompanying notes are an integral part of the financial statements.
34	|	DWS Global Income Builder Fund

please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$ 21,273,026	$ 12,731,200	$ —	$ 34,004,226
Consumer Discretionary	20,523,716	6,131,296	—	26,655,012
Consumer Staples	21,100,818	13,885,087	—	34,985,905
Energy	22,808,400	4,326,173	—	27,134,573
Financials	24,818,417	30,520,329	—	55,338,746
Health Care	27,840,000	18,019,259	—	45,859,259
Industrials	18,666,812	14,156,257	—	32,823,069
Information Technology	83,654,795	5,425,309	—	89,080,104
Materials	6,914,084	9,171,046	—	16,085,130
Real Estate	9,256,260	3,197,735	—	12,453,995
Utilities	8,079,631	3,953,813	—	12,033,444
Preferred Stocks (a)	22,417,651	—	—	22,417,651
Warrants	—	—	50,055	50,055
Corporate Bonds (a)	—	127,176,868	—	127,176,868
Asset-Backed (a)	—	27,303,695	—	27,303,695
Mortgage-Backed Securities Pass-Throughs	—	22,126	—	22,126
Commercial Mortgage-Backed Securities	—	16,470,287	—	16,470,287
Collateralized Mortgage Obligations	—	12,065,841	—	12,065,841
Government & Agency Obligations	—	13,435,563	—	13,435,563
Loan Participations and Assignments	—	2,589,652	—	2,589,652
Short-Term U.S. Treasury Obligations	—	7,570,813	—	7,570,813
Exchange-Traded Funds	18,373,707	—	—	18,373,707
Short-Term Investments	17,198,199	—	—	17,198,199
Derivatives (b)
Futures Contracts	2,049,377	—	—	2,049,377
Interest Rate Swap Contracts	—	977,049	—	977,049
Forward Foreign Currency Contracts	—	123,128	—	123,128
Total	$324,974,893	$329,252,526	$50,055	$654,277,474

The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	35

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$ (4,675,176)	$ —	$ —	$ (4,675,176)
Total	$ (4,675,176)	$ —	$ —	$ (4,675,176)
(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.
36	|	DWS Global Income Builder Fund

Statement of Assets and Liabilities
as of April 30, 2022 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $603,566,625)	$ 633,929,721
Investment in DWS Central Cash Management Government Fund (cost $17,198,199)	17,198,199
Cash	910,779
Foreign currency, at value (cost $307,116)	284,442
Receivable for investments sold	598,948
Receivable for Fund shares sold	27,507
Dividends receivable	1,239,074
Interest receivable	1,401,695
Receivable for variation margin on futures contracts	1,498,285
Receivable for variation margin on centrally cleared swaps	22,602
Unrealized appreciation on forward foreign currency contracts	123,128
Foreign taxes recoverable	619,830
Other assets	93,715
Total assets	657,947,925
Liabilities
Payable for investments purchased	1,384,444
Payable for Fund shares redeemed	269,301
Accrued management fee	208,275
Accrued Trustees' fees	4,458
Other accrued expenses and payables	586,568
Total liabilities	2,453,046
Net assets, at value	$ 655,494,879
Net Assets Consist of
Distributable earnings (loss)	36,762,223
Paid-in capital	618,732,656
Net assets, at value	$ 655,494,879
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	37

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited) (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($465,841,791 ÷ 50,904,485 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.15
Maximum offering price per share (100 ÷ 94.25 of $9.15)	$ 9.71
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($5,098,793 ÷ 557,358 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.15
Class R6
Net Asset Value, offering and redemption price per share ($10,143,616 ÷ 1,110,469 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.13
Class S
Net Asset Value, offering and redemption price per share ($151,955,318 ÷ 16,606,925 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.15
Institutional Class
Net Asset Value, offering and redemption price per share ($22,455,361 ÷ 2,457,304 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.14
The accompanying notes are an integral part of the financial statements.
38	|	DWS Global Income Builder Fund

Statement of Operations
for the six months ended April 30, 2022 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $351,549)	$ 6,991,386
Interest	3,913,004
Income distributions — DWS Central Cash Management Government Fund	9,109
Securities lending income, net of borrower rebates	867
Total income	10,914,366
Expenses:
Management fee	1,330,492
Administration fee	348,805
Services to shareholders	487,971
Distribution and service fees	616,032
Custodian fee	19,670
Professional fees	68,513
Reports to shareholders	32,381
Registration fees	42,920
Trustees' fees and expenses	13,587
Other	31,524
Total expenses	2,991,895
Net investment income	7,922,471
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	7,977,693
Swap contracts	190,245
Futures	(2,128,963)
Forward foreign currency contracts	54,395
Foreign currency	30,888
6,124,258
Change in net unrealized appreciation (depreciation) on:
Investments	(83,065,871)
Swap contracts	904,959
Futures	(1,443,646)
Forward foreign currency contracts	94,091
Foreign currency	345,955
(83,164,512)
Net gain (loss)	(77,040,254)
Net increase (decrease) in net assets resulting from operations	$ (69,117,783)
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	39

Statements of Changes in Net Assets
	Six Months Ended April 30, 2022	Year Ended October 31,
Increase (Decrease) in Net Assets	(Unaudited)	2021
Operations:
Net investment income	$ 7,922,471	$ 16,474,104
Net realized gain (loss)	6,124,258	62,267,823
Change in net unrealized appreciation (depreciation)	(83,164,512)	64,527,990
Net increase (decrease) in net assets resulting from operations	(69,117,783)	143,269,917
Distributions to shareholders:
Class A	(44,041,753)	(11,122,997)
Class C	(502,922)	(99,450)
Class R6	(927,680)	(230,829)
Class S	(14,614,889)	(4,015,185)
Institutional Class	(2,126,811)	(525,745)
Total distributions	(62,214,055)	(15,994,206)
Fund share transactions:
Proceeds from shares sold	11,553,671	28,268,257
Reinvestment of distributions	59,854,003	15,351,398
Payments for shares redeemed	(48,522,658)	(89,029,796)
Net increase (decrease) in net assets from Fund share transactions	22,885,016	(45,410,141)
Increase (decrease) in net assets	(108,446,822)	81,865,570
Net assets at beginning of period	763,941,701	682,076,131
Net assets at end of period	$ 655,494,879	$763,941,701

The accompanying notes are an integral part of the financial statements.
40	|	DWS Global Income Builder Fund

Financial Highlights
DWS Global Income Builder Fund — Class A
	Six Months Ended 4/30/22	Years Ended October 31,
	(Unaudited)	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$11.01	$9.26	$9.55	$8.97	$10.06	$8.89
Income (loss) from investment operations:
Net investment income[a]	.11	.23	.22	.28	.28	.26
Net realized and unrealized gain (loss)	(1.07)	1.74	(.23)	.73	(.36)	1.18
Total from investment operations	(.96)	1.97	(.01)	1.01	(.08)	1.44
Less distributions from:
Net investment income	(.10)	(.22)	(.28)	(.36)	(.34)	(.27)
Net realized gains	(.80)	—	—	(.07)	(.67)	—
Total distributions	(.90)	(.22)	(.28)	(.43)	(1.01)	(.27)
Net asset value, end of period	$9.15	$11.01	$9.26	$9.55	$8.97	$10.06
Total Return (%)[b]	(9.45) *	21.39	.07	11.57	(1.11)	16.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	466	543	487	538	534	603
Ratio of expenses (%)	.88 **	.88	.89	.91	.90	.91
Ratio of net investment income (%)	2.15 **	2.13	2.38	3.02	2.93	2.71
Portfolio turnover rate (%)	40 *	124	131	161	67	137
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	41

DWS Global Income Builder Fund — Class C
	Six Months Ended 4/30/22	Years Ended October 31,
	(Unaudited)	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$11.01	$9.25	$9.55	$8.96	$10.05	$8.88
Income (loss) from investment operations:
Net investment income[a]	.06	.14	.15	.21	.21	.18
Net realized and unrealized gain (loss)	(1.06)	1.76	(.24)	.73	(.37)	1.18
Total from investment operations	(1.00)	1.90	(.09)	.94	(.16)	1.36
Less distributions from:
Net investment income	(.06)	(.14)	(.21)	(.28)	(.26)	(.19)
Net realized gains	(.80)	—	—	(.07)	(.67)	—
Total distributions	(.86)	(.14)	(.21)	(.35)	(.93)	(.19)
Net asset value, end of period	$9.15	$11.01	$9.25	$9.55	$8.96	$10.05
Total Return (%)[b]	(9.82) *	20.54	(.82)	10.83	(1.91)	15.47 [c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	7	8	9	10	20
Ratio of expenses before expense reductions (%)	1.73 **	1.70	1.69	1.68	1.65	1.74
Ratio of expenses after expense reductions (%)	1.73 **	1.70	1.69	1.68	1.65	1.72
Ratio of net investment income (%)	1.29 **	1.32	1.58	2.26	2.18	1.90
Portfolio turnover rate (%)	40 *	124	131	161	67	137
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
42	|	DWS Global Income Builder Fund

DWS Global Income Builder Fund — Class R6
	Six Months Ended 4/30/22	Years Ended October 31,
	(Unaudited)	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$10.99	$9.24	$9.54	$8.95	$10.04	$8.87
Income (loss) from investment operations:
Net investment income[a]	.12	.26	.25	.29	.31	.32
Net realized and unrealized gain (loss)	(1.06)	1.75	(.24)	.76	(.36)	1.14
Total from investment operations	(.94)	2.01	.01	1.05	(.05)	1.46
Less distributions from:
Net investment income	(.12)	(.26)	(.31)	(.39)	(.37)	(.29)
Net realized gains	(.80)	—	—	(.07)	(.67)	—
Total distributions	(.92)	(.26)	(.31)	(.46)	(1.04)	(.29)
Net asset value, end of period	$9.13	$10.99	$9.24	$9.54	$8.95	$10.04
Total Return (%)	(9.32) *	21.83	.30	12.09	(.78)	16.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	11	7	7	1	4
Ratio of expenses (%)	.55 **	.55	.56	.58	.56	.57
Ratio of net investment income (%)	2.50 **	2.48	2.70	3.15	3.19	3.28
Portfolio turnover rate (%)	40 *	124	131	161	67	137
[a]	Based on average shares outstanding during the period.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	43

DWS Global Income Builder Fund — Class S
	Six Months Ended 4/30/22	Years Ended October 31,
	(Unaudited)	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$11.01	$9.25	$9.55	$8.97	$10.06	$8.89
Income (loss) from investment operations:
Net investment income[a]	.12	.25	.24	.29	.30	.28
Net realized and unrealized gain (loss)	(1.07)	1.75	(.24)	.74	(.36)	1.18
Total from investment operations	(.95)	2.00	(.00) *	1.03	(.06)	1.46
Less distributions from:
Net investment income	(.11)	(.24)	(.30)	(.38)	(.36)	(.29)
Net realized gains	(.80)	—	—	(.07)	(.67)	—
Total distributions	(.91)	(.24)	(.30)	(.45)	(1.03)	(.29)
Net asset value, end of period	$9.15	$11.01	$9.25	$9.55	$8.97	$10.06
Total Return (%)	(9.37) **	21.76	.17	11.81	(.90)	16.62
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	152	178	163	186	182	195
Ratio of expenses (%)	.69 ***	.69	.69	.71	.69	.70
Ratio of net investment income (%)	2.34 ***	2.32	2.58	3.21	3.15	2.92
Portfolio turnover rate (%)	40 **	124	131	161	67	137
[a]	Based on average shares outstanding during the period.
*	Amount is less than $.005.
**	Not annualized
***	Annualized
The accompanying notes are an integral part of the financial statements.
44	|	DWS Global Income Builder Fund

DWS Global Income Builder Fund — Institutional Class
	Six Months Ended 4/30/22	Years Ended October 31,
	(Unaudited)	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$11.00	$9.24	$9.54	$8.95	$10.05	$8.88
Income (loss) from investment operations:
Net investment income[a]	.12	.25	.24	.30	.30	.28
Net realized and unrealized gain (loss)	(1.07)	1.76	(.24)	.74	(.37)	1.18
Total from investment operations	(.95)	2.01	(.00) *	1.04	(.07)	1.46
Less distributions from:
Net investment income	(.11)	(.25)	(.30)	(.38)	(.36)	(.29)
Net realized gains	(.80)	—	—	(.07)	(.67)	—
Total distributions	(.91)	(.25)	(.30)	(.45)	(1.03)	(.29)
Net asset value, end of period	$9.14	$11.00	$9.24	$9.54	$8.95	$10.05
Total Return (%)	(9.35) **	21.84	.20	11.97	(.99)	16.55
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	25	17	9	12	10
Ratio of expenses (%)	.65 ***	.65	.66	.68	.66	.69
Ratio of net investment income (%)	2.39 ***	2.37	2.59	3.32	3.18	2.94
Portfolio turnover rate (%)	40 **	124	131	161	67	137
[a]	Based on average shares outstanding during the period.
*	Amount is less than $.005.
**	Not annualized
***	Annualized
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	45

Notes to Financial Statements	(Unaudited)
A.	Organization and Significant Accounting Policies
DWS Global Income Builder Fund (the “Fund” ) is a diversified series of Deutsche DWS Market Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
46	|	DWS Global Income Builder Fund

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs” ) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 3.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
DWS Global Income Builder Fund	|	47

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
48	|	DWS Global Income Builder Fund

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended April 30, 2022, the Fund may invest the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.08% annualized effective rate as of April 30, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of April 30, 2022, the Fund had no securities on loan.
Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans (“Loans” ) in which the Fund invests are arranged between the borrower and one or more financial institutions (“Lenders” ). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancing. The Fund invests in such Loans in the form of participations in Loans (“Participations” ) or assignments of all or a portion of Loans from third parties (“Assignments” ). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees
DWS Global Income Builder Fund	|	49

to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund’s ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.
When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.
Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At April 30, 2022, the aggregate cost of investments for federal income tax purposes was $624,002,921. The net unrealized appreciation for all investments based on tax cost was $27,124,999. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $74,793,684 and aggregate
50	|	DWS Global Income Builder Fund

gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $47,668,685.
The Fund has reviewed the tax positions for the open tax years as of October 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to paydown losses on mortgage-backed securities, premium amortization on debt securities, investments in futures, swap contracts, forward foreign currency exchange contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends
DWS Global Income Builder Fund	|	51

from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes, with the exception of securities in default of principal.
B.	Derivative Instruments
Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.
The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.
An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.
52	|	DWS Global Income Builder Fund

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended April 30, 2022, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.
A summary of the open interest rate swap contracts as of April 30, 2022 is included in a table following the Fund’s Investment Portfolio. For the six months ended April 30, 2022, the investment in interest rate swap contracts had a total notional amount of $23,700,000.
Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended April 30, 2022, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.
Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a
DWS Global Income Builder Fund	|	53

proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.
There were no open credit default swap contracts as of April 30, 2022. For the six months ended April 30, 2022, the investment in credit default swap contracts purchased had a total notional amount generally indicative of a range from $0 to $28,550,000.
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2022, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains and entered into equity index futures in order to reduce the Fund’s exposure to, or as a substitute for direct investment in, the equity asset class.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of April 30, 2022, is included in a table following the Fund’s Investment Portfolio. For the six months ended April 30, 2022, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $53,095,000 to $74,489,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $53,784,000 to $110,714,000.
Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward currency contract” ) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended April 30, 2022, the Fund entered into
54	|	DWS Global Income Builder Fund

forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of April 30, 2022, is included in the table following the Fund’s Investment Portfolio. For the six months ended April 30, 2022, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $1,019,000 to $1,801,000.
The following tables summarize the value of the Fund’s derivative instruments held as of April 30, 2022 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ 985,016	$ 985,016
Interest Rate Contracts (a)	—	977,049	1,064,361	2,041,410
Foreign Exchange Contracts (b)	123,128	—	—	123,128
	$ 123,128	$ 977,049	$ 2,049,377	$ 3,149,554
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a)	Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b)	Unrealized appreciation on forward foreign currency contracts

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Liability Derivative	Futures Contracts
Equity Contracts (a)	$ (567,194)
Interest Rate Contracts (a)	(4,107,982)
$ (4,675,176)
The above derivative is located in the following Statement of Assets and Liabilities account:
(a)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2022 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ (1,988,460)	$ (1,988,460)
Interest Rate Contracts (a)	—	(42,336)	(140,503)	(182,839)
Credit Contracts (a)	—	232,581	—	232,581
Foreign Exchange Contracts (a)	54,395	—	—	54,395
	$54,395	$190,245	$ (2,128,963)	$ (1,884,323)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a)	Net realized gain (loss) from forward foreign currency contracts, swap contracts and futures, respectively
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ 1,902,155	$ 1,902,155
Interest Rate Contracts (a)	—	904,959	(3,345,801)	(2,440,842)
Foreign Exchange Contracts (a)	94,091	—	—	94,091
	$ 94,091	$ 904,959	$ (1,443,646)	$ (444,596)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts, swap and futures contracts, respectively
As of April 30, 2022, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the
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credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
State Street Bank and Trust	$ 123,128	$ —	$ —	$ 123,128
C.	Purchases and Sales of Securities
During the six months ended April 30, 2022, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$269,641,766	$324,712,972
U.S. Treasury Obligations	$ 12,072,547	$ 5,238,325
D.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net
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assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund’s average daily net assets	.370%
Next $500 million of such net assets	.345%
Next $1.5 billion of such net assets	.310%
Next $2.0 billion of such net assets	.300%
Next $2.0 billion of such net assets	.290%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.270%
Over $12.5 billion of such net assets	.260%
Accordingly, for the six months ended April 30, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund’s average daily net assets.
For the period from November 1, 2021 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.18%
Class C	1.93%
Class R6	.93%
Class S	.93%
Institutional Class	.93%
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2022, the Administration Fee was $348,805, of which $54,602 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing
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fee it receives from the Fund. For the six months ended April 30, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at April 30, 2022
Class A	$ 147,698	$ 50,140
Class C	1,355	494
Class R6	371	80
Class S	86,066	29,112
Institutional Class	241	88
	$ 235,731	$ 79,914
In addition, for the six months ended April 30, 2022, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 130,811
Class C	4,470
Class S	39,118
Institutional Class	12,688
$ 187,087
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended April 30, 2022, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at April 30, 2022
Class C	$ 22,567	$ 3,289
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder
DWS Global Income Builder Fund	|	59

accounts the firms service. For the six months ended April 30, 2022, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at April 30, 2022	Annualized Rate
Class A	$ 586,211	$ 204,684.23%
Class C	7,254	2,525.24%
	$ 593,465	$ 207,209
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2022 aggregated $4,319.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended April 30, 2022, the CDSC for Class C shares aggregated $55. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended April 30, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,405, of which $170 is unpaid.
Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the
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investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended April 30, 2022, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $65.
E.	Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2022.
F.	Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Six Months Ended April 30, 2022		Year Ended October 31, 2021
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	459,623	$ 4,605,817	1,018,417	$ 10,972,377
Class C	14,276	145,801	54,499	565,532
Class R6	71,506	724,067	315,683	3,351,102
Class S	171,826	1,749,778	291,920	3,107,487
Institutional Class	430,350	4,328,208	971,557	10,271,759
		$ 11,553,671		$ 28,268,257
Shares issued to shareholders in reinvestment of distributions
Class A	4,210,963	$ 42,567,273	1,011,062	$ 10,730,086
Class C	49,586	502,265	9,341	99,236
Class R6	91,993	927,680	21,741	230,829
Class S	1,360,681	13,751,915	355,772	3,771,480
Institutional Class	208,505	2,104,870	48,965	519,767
		$ 59,854,003		$ 15,351,398
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	Six Months Ended April 30, 2022		Year Ended October 31, 2021
	Shares	Dollars	Shares	Dollars
Shares redeemed
Class A	(3,093,371)	$ (31,204,656)	(5,331,453)	$ (56,430,179)
Class C	(167,076)	(1,738,495)	(289,139)	(3,053,480)
Class R6	(39,965)	(401,543)	(87,274)	(935,718)
Class S	(1,050,368)	(10,539,925)	(2,158,570)	(22,775,878)
Institutional Class	(467,632)	(4,638,039)	(546,729)	(5,834,541)
		$ (48,522,658)		$ (89,029,796)
Net increase (decrease)
Class A	1,577,215	$ 15,968,434	(3,301,974)	$ (34,727,716)
Class C	(103,214)	(1,090,429)	(225,299)	(2,388,712)
Class R6	123,534	1,250,204	250,150	2,646,213
Class S	482,139	4,961,768	(1,510,878)	(15,896,911)
Institutional Class	171,223	1,795,039	473,793	4,956,985
		$ 22,885,016		$ (45,410,141)
G.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.
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Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2021 to April 30, 2022).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.
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Expenses and Value of a $1,000 Investment
for the six months ended April 30, 2022 (Unaudited)

Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 11/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/22	$ 905.50	$ 901.80	$ 906.80	$ 906.30	$ 906.50
Expenses Paid per $1,000*	$ 4.16	$ 8.16	$ 2.60	$ 3.26	$ 3.07
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 11/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/22	$1,020.43	$1,016.22	$1,022.07	$1,021.37	$1,021.57
Expenses Paid per $1,000*	$ 4.41	$ 8.65	$ 2.76	$ 3.46	$ 3.26
*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
DWS Global Income Builder Fund	.88%	1.73%	.55%	.69%	.65%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
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Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule” ) under the Investment Company Act of 1940 (the “1940 Act” ), your Fund has adopted a liquidity risk management program (the “Program” ), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA” ) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee” ) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2022, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report” ) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2020 through November 30, 2021 (the “Reporting Period” ). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum”  as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
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Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Global Income Builder Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s
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shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2020.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds
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(1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall
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profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
DWS Global Income Builder Fund	|	69

Account Management Resources
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
70	|	DWS Global Income Builder Fund

Investment Management	DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor” ), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.
DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KTRAX	KTRCX	KTRSX	KTRIX
CUSIP Number	25159K 820	25159K 796	25159K 788	25159K 770
Fund Number	002	302	2033	1402
For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Class R6
Nasdaq Symbol	KTRZX
CUSIP Number	25159K 721
Fund Number	1633
DWS Global Income Builder Fund	|	71

Privacy Statement
FACTS	What Does DWS Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share can include:
— Social Security number
— Account balances
— Purchase and transaction history
— Bank account information
— Contact information such as mailing address, e-mail address and telephone number
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?
For our everyday business purposes —such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

72	|	DWS Global Income Builder Fund

Who we are
Who is providing this notice?	DWS Distributors, Inc; DWS Investment Management Americas, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards, secured files, and secured buildings.
How does DWS collect my personal information?	We collect your personal information, for example, when you:
— open an account
— give us your contact information
— provide bank account information for ACH or wire transactions
— tell us where to send money
— seek advice about your investments
Why can’t I limit all sharing?	Federal law gives you the right to limit only
— sharing for affiliates’ everyday business purposes
— information about your creditworthiness
— affiliates from using your information to market to you
— sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB” ) name, such as
DB AG Frankfurt.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.
California residents may go to https://fundsus.dws.com/us/en-us/legal-resources/privacy-policy.html to obtain additional information relating to their rights under California state law.
Rev. 12/2021
DWS Global Income Builder Fund	|	73

Notes

Notes

222 South Riverside Plaza
Chicago, IL 60606-5808
DGIBF-3
(R-027564-11 6/22)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Income Builder Fund, a series of Deutsche DWS Market Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2022

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	6/29/2022